SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

 Filed by the Registrant /X/

 Filed by a Party other than the Registrant / /

 Check the appropriate box:

/X/ Preliminary Proxy Statement

/ / Confidential,for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          YONKERS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                   [YONKERS FINANCIAL CORPORATION LETTERHEAD]






Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Yonkers Financial Corporation, I cordially invite you to attend the Company's Annual Meeting of Stockholders. The meeting will be held at 6:00 p.m. New York time on January 27, 2000 at a branch office of The Yonkers Savings and Loan Association, FA, located at 2320 Central Park Avenue, Yonkers, New York.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of three directors and the ratification of the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2000. The Board of Directors has carefully considered these matters and unanimously recommends that you vote "For" the election of each of the nominees nominated by the Board and "For" the ratification of the appointment of KPMG LLP.

     In addition to the annual stockholder vote on corporate business items, the
meeting  will  include   management's   report  to  you  on  Yonkers   Financial
Corporation's 1999 financial and operating performance.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, however, please read the enclosed Proxy Statement and then complete, SIGN and DATE the enclosed white proxy card and return it in the postage prepaid envelope provided as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                   Sincerely,



                                   Richard F. Komosinski
                                   President and Chief Executive Officer

                          YONKERS FINANCIAL CORPORATION
                                6 Executive Plaza
                             Yonkers, New York 10701
                                 (914) 965-2500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 27, 2000

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Yonkers Financial Corporation (the "Company") will be held at a branch office of The Yonkers Savings and Loan Association, FA, located at 2320 Central Park Avenue, Yonkers, New York, at 6:00 p.m. New York time, on January 27, 2000.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company;

     2. The ratification of the appointment of KPMG LLP as the independent auditors of the Company for the fiscal year ending September 30, 2000;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on ______, __, ____ are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the place of the Meeting during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete and sign the enclosed white form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            William G. Bachop
                                            Chairman of the Board

Yonkers, New York


-------------- ---, -----

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE
EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  A
SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS
REQUIRED IF
MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                          YONKERS FINANCIAL CORPORATION
                                6 Executive Plaza
                             Yonkers, New York 10701
                                 (914) 965-2500

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 27, 2000


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Yonkers Financial Corporation (the "Company"), the parent company of The Yonkers Savings and Loan Association, FA ("Yonkers Savings" or the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at a branch office of the Association, located at 2320 Central Park Avenue, Yonkers, New York, on January 27, 2000 at 6:00 p.m. New York time, and all adjournments and postponements of the Meeting. The accompanying Notice of Annual Meeting, form of proxy and this Proxy Statement are first being mailed to stockholders on or about ________ ___, _____.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors and the ratification of the appointment of KPMG LLP as independent auditors for the Company.

Vote Required and Proxy Information

     Any proxy given pursuant to this solicitation and received prior to or at the Meeting, and not revoked, will be voted as specified in such proxy. If the enclosed proxy card is executed and returned without instructions as to how it is to be voted, it will be voted FOR the election of the nominees nominated by the Board of Directors listed in the table below under the caption "Proposal I - Election of Directors" and FOR the ratification of the appointment of KPMG LLP. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder returning the enclosed proxy card, will have the discretion to vote on such matters in accordance with its best judgment.

     Directors will be elected by a plurality of the votes cast. The ratification of the appointment of KPMG LLP as the Company's auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, the enclosed white proxy card enables stockholders to vote "FOR" one or more nominees for election nominated by the Board of Directors or withhold their votes from one or more of such nominees. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast and will have no effect on the election of directors. For the proposal to ratify the appointment of the independent auditors, the enclosed white proxy card enables stockholders to vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will be counted as votes cast and will have the same effect as votes against the proposal. The holders of at least one-third of the outstanding shares of the Company's common stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Joseph L. Macchia, Secretary, Yonkers Financial Corporation, 6 Executive Plaza, Yonkers, New York 10701.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on _________ __, ____ will be entitled to one vote for each share of common stock then held. As of that date, the Company had [2,238,739] shares of common stock issued and outstanding. The following table sets forth, as of _________ __, ____ , information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the common stock; (ii) the Chief Executive Officer of the Company and the Association and each of the executive officers of the Company and the Association whose salary and bonus for fiscal 1999 exceeded $100,000 (the "Named Officers"); and (iii) all directors and executive officers of the Company and the Association as a group. For information regarding the beneficial ownership of common stock by directors of the Company, see "Proposal I. Election of Directors."


                                                                                Shares
                                                                             Beneficially
                           Beneficial Owner                                     Owned           Percent of Class
----------------------------------------------------------------------       ------------       ----------------
Five Percent Beneficial Owners
------------------------------

Gould Investors, L.P.(1)                                                        257,100               11.48%
60 Cutter Mill Road, Suite 303
Great Neck, New York  11021-3190

Seidman and Associates, L.L.C.,(2)                                              192,300                8.59
Seidman and Associates II, L.L.C.,
Seidman Investment Partnership, LP,
Seidman Investment Partnership II, LP, Federal Holdings, L.L.C.,
Kerrimatt, LP, Lawrence B. Seidman and Dennis Pollack
c/o Lawrence B. Seidman
100 Misty Lane
Parsippany, New Jersey  07054

Yonkers Financial Corporation Employee Stock Ownership Plan(3)                  185,619
8.29
6 Executive Plaza
Yonkers, New York  10701

Named Officers(4)
-----------------

Richard F. Komosinski                                                            98,601                4.31
President and Chief Executive Officer

Joseph L. Macchia                                                                34,395                1.52
Vice President and Secretary

Joseph D. Roberto                                                                33,121                1.47
Vice President, Treasurer and Chief Financial Officer

Philip A. Guarnieri                                                              25,489                1.13
Vice President

Directors and executive officers of the Company                                 340,544               14.18
and the Association, as a group (10 persons)(5)
----------------

(1) As reported by Gould Investors L.P. on a Schedule 13D filed with the Securities and Exchange Commission (the "SEC") and most recently amended on September 2, 1999. Gould Investors L.P. reported sole voting and dispositive powers with respect to all shares listed.


                                        2



(2) As reported by the above persons on a Schedule 13D filed with the SEC and most recently amended on November 1, 1999. According to the most recent amendment to the Schedule 13D, the above persons beneficially own in the aggregate 192,300 shares of common stock. The beneficial ownership of each of the above persons was reported as follows: Seidman and Associates L.L.C.
     - sole voting and dispositive powers as to 58,000 shares; Seidman Investment Partnership, LP - sole voting and dispositive powers as to 22,400 shares; Seidman Investment Partnership II, LP - sole voting and dispositive powers as to 45,400 shares; Kerrimatt, LP - sole voting and dispositive powers as to 33,200 shares; Federal Holdings, L.L.C. - sole voting and dispositive powers as to 29,700 shares; Lawrence B. Seidman - sole voting and dispositive powers as to 1,000 shares; and Dennis Pollack - sole voting and dispositive powers as to 2,600 shares.
(3) The amount reported represents shares held by the Yonkers Financial Corporation Employee Stock Ownership Plan ("ESOP"), 99,981 of which have been allocated to accounts of the ESOP participants. Community Bank, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to participant accounts.
     Participants in the ESOP are entitled to instruct the ESOP trustee as to the voting of shares allocated to their ESOP accounts. For each issue voted upon by the Company's stockholders, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same manner that the trustee is directed to vote on the issue by a majority of the plan participants who directed the trustee as to the manner of voting the shares allocated to their plan accounts. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.
(4) Includes shares held directly, shares allocated to the accounts of the Named Officers under the ESOP, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the Named Officers' families, by trusts of which the Named Officer is a trustee or substantial beneficiary, with respect to which the Named Officer may be deemed to have sole or shared voting and/or dispositive powers. Also includes 51,420, 17,140, 17,140 and 12,316 shares which Messrs. Komosinski, Macchia, Roberto and Guarnieri, respectively, have the right to acquire pursuant to stock options that are currently exercisable.
(5) Includes shares held directly, shares allocated to the accounts of the Named Officers under the ESOP, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain of the group members' families, by certain related entities or by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or dispositive powers. This amount also includes an aggregate of 162,294 shares which directors and executive officers as a group have the right to acquire pursuant to stock options that are currently exercisable.

                                        3

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently comprised of seven members, each of whom is also a director of the Association. Directors of the Company are generally elected to serve for a three-year term or until their respective successors have been elected and qualified. Approximately one-third of the Company's directors are elected annually.

     The following table sets forth certain information regarding the Company's Board of Directors, including each director's term of office, and the Board's nominees for election. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees listed in the table below might be unable to serve, if elected. Except as described in this Proxy Statement, there are no arrangements or understandings between any director or nominee listed in the table below and any other person pursuant to which such director or nominee was selected.


                                                                                                  Shares of
                                                                                                Common Stock
                                                                                                Beneficially      Percent
                                                                       Director    Term to   Owned at_____ __,       of
             Name                 Age        Position(s) Held          Since(1)    Expire              (2)         Class
-------------------------        -----  --------------------------   ------------  ------    ------------------ ----------


William G. Bachop                 70    Chairman of the Board           1982        2003           27,142
  1.21%
Donald R. Angelilli               61    Director                        1982        2003           24,142          1.07
Eben T. Walker                    51    Director                        1994        2003           23,245          1.03

                                            DIRECTORS CONTINUING IN OFFICE

P. Anthony Sarubbi                73    Vice Chairman of the Board      1985        2001           33,142
     1.47
Charles D. Lohrfink               71    Director                        1985        2001           27,840          1.24
Richard F. Komosinski             57    Director, President and         1977        2002           98,601
   4.31
                                        Chief Executive Officer
Michael J. Martin                 45    Director                        1992        2002           13,427           .60

-----------------

(1)  Includes service as a director of the Association.
(2) Includes shares held directly, as well as shares held in retirement accounts, shares held by certain members of the named individuals' families, or shares held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or dispositive power. Amounts also include 10,713,10,713, 10,713, 10,713, 10,713, 51,420 and 10,713 shares which Messrs. Bachop, Angelilli, Walker, Sarubbi, Lohrfink, Komosinski and Martin, respectively, have the right to acquire pursuant to stock options that are currently exercisable.

     The business experience of each director and director nominated for re-election by the Board is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     William G. Bachop. Prior to his retirement in May 1992, Mr. Bachop was a professional engineer and President of Herbert G. Martin, Inc., an electrical contracting company located in Yonkers, New York, for 43 years. Mr. Bachop has served as a member, officer and director of various organizations located in Yonkers, including the Yonkers YMCA and the East Yonkers Kiwanis Club, as well as serving as a trustee of IBEW Local 501 Pension and Welfare Funds.

     Donald R. Angelilli. Mr. Angelilli has been a real estate broker since 1992. He is currently employed by Weichert Realtors, located in Toms River, New Jersey. Prior to 1992, he was employed as a building contractor and served as Vice President of Frank Angelilli Construction Company. Mr. Angelilli has served as a trustee of the

     Laborers' Pension Fund of Westchester County, and as a board member and Chair of the Building Trades Employer Association.

     Eben T. Walker. Mr. Walker is President of Graphite Metallizing Corporation, a manufacturing company located in Yonkers, New York. Mr. Walker has been employed by that company since 1979 and was promoted to his present position in 1985. Mr. Walker currently serves on the Executive Committee of the Yonkers Chamber of Commerce and is a U.S. Army ROTC reservist.

     P. Anthony Sarubbi.  Mr. Sarubbi is a consulting  engineer and President of
P. Anthony Sarubbi, Inc., a general contracting company located in Mt. Vernon, New York. He has held his present position since 1982. From 1948 to 1986, Mr. Sarubbi was a member of the American Society of Civil Engineers. Since 1980, Mr. Sarubbi has served as a director of Yonkers General Hospital. In addition, since 1979, Mr. Sarubbi has been a member of the Italian Civic Association of Mt. Vernon.

     Charles D. Lohrfink. Prior to his retirement in 1990, Mr. Lohrfink was Public Affairs Director for Consolidated Edison, located in New York, New York, for 15 years and employed by Consolidated Edison for 43 years. Mr. Lohrfink is a member of the Executive Committee of the Westchester County Salvation Army Advisory Board, a founder and director of the Westchester Sports Hall of Fame, a former chapter chairman of the Westchester County American Red Cross, and Vice President of Yonkers Historical Society. He also serves as Chairman of the New York State Harness Racing Commission, a trustee of the New York State Agriculture and Horse Breeding Development Fund and Chairman of the Capital
Improvements Committee. He is also a member and past Commander of American Legion Post # 299.

     Richard F. Komosinski. Mr. Komosinski is President and Chief Executive Officer of the Company and the Association, positions he has held since 1995 and 1977, respectively. Mr. Komosinski has been employed by the Association since 1960 and held a variety of positions prior to becoming President and Chief Executive Officer. As Chief Executive Officer of the Company and the Association, Mr. Komosinski is responsible for all aspects of the Company's and the Association's operations. Mr. Komosinski is a member and past director of the Community Bankers Association of New York State. He is currently a trustee of the New York State Bankers Retirement System, a member and past President of the Yonkers Lions Club, a director and Treasurer of the Yonkers Chamber of Commerce, and Treasurer of St. John's Riverside Hospital, located in Yonkers, New York. He is also Treasurer and a member of the Advisory Council of the Yonkers Citadel branch of the Salvation Army, and a trustee of the Yonkers YMCA.

     Michael J. Martin. Mr. Martin is Vice President of Herbert G. Martin, Inc., an electrical contracting company located in Yonkers, New York. He has been employed by that company since 1981 and was promoted to his present position in 1986. Mr. Martin is a member of the National Electrical Contractors Association.

     Seidman and Associates, L.L.C. and Lawrence B. Seidman have notified the Company of their intent to nominate Mr. Seidman and Dennis Pollack to stand for election to the Board of Directors at the Meeting. YOUR BOARD OF DIRECTORS URGES YOU TO RETURN ONLY MANAGEMENT'S WHITE PROXY CARD, WHICH IS
ENCLOSED, AND TO VOTE
"FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES.

Board of Directors' Meetings and Committees

     Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors of the Company held 13 meetings during fiscal 1999. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the past fiscal year.

     The Board of Directors of the Company has standing Executive, Audit, Compensation, Investment and Nominating committees.

     The Executive Committee has the power to act on most matters in lieu of the full Board of Directors between Board meetings. The members of this committee are Directors Sarubbi (Chairman), Bachop, Komosinski and Lohrfink. Alternate members of this committee are Directors Martin and Walker. The Executive Committee did not meet during fiscal 1999.

     The Audit Committee reviews audit reports and related matters to ensure compliance with regulations and internal policies and procedures. This committee also acts as a liaison between the Company's internal and external auditors and the Board. Directors Angelilli (Chairman), Martin, Sarubbi, and Walker are the current members of this committee. The Audit Committee met twice during fiscal 1999.

     The Compensation Committee reviews and approves all executive officer compensation plans. The current members of this committee are Directors Bachop (Chairman), Lohrfink, and Sarubbi. The Compensation Committee met three times during fiscal 1999.

     The Investment Committee, comprised of Directors Walker (Chairman), Bachop, Komosinski and Lohrfink, reviews, formulates and establishes investment policies, sets appropriate goals and limitations, and makes recommendations to the Board with respect to investments. The Investment Committee met twice during fiscal 1999.

     The Nominating Committee meets annually in order to recommend to the Board of Directors nominees for election to the Board. This committee is comprised of Directors Komosinski (Chairman), Bachop, Martin and Walker, though the full Board may, as it did for the Meeting, act as the Nominating Committee. While the Board of Directors will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations. The Nominating Committee did not meet during fiscal 1999.

     Pursuant to the Company's bylaws, nominations for election as directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 70 days prior to the annual meeting date. If, however, the date of the meeting is first publicly disclosed less than 80 days prior to the date of the meeting, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting is mailed to stockholders or the day on which public disclosure of the date of the meeting is first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

     Board and Committee Meetings of the Association. The Association's Board of Directors meets monthly and may have additional special meetings upon the request of the Chairman or at least three directors. The Association's Board of Directors met 14 times during the fiscal year ended September 30, 1999. During fiscal 1999, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Association has standing Executive, Business Development and Building, Audit, Loan, Investment and Compensation Committees.

     The Executive Committee is comprised of Directors Sarubbi (Chairman), Bachop, Komosinski and Lohrfink. Alternative members are Directors Martin and Walker. The Executive Committee meets on an as-needed basis between Board meetings and generally has the authority of the full Board. The Executive Committee met once during fiscal 1999.

     The Business Development and Building Committee meets as needed to review the Association's business strategies and strategic planning alternatives and makes recommendations to the full Board. The members of this committee are Directors Lohrfink (Chairman), Angelilli, Komosinski and Sarubbi. The Business Development and Building Committee met twice during fiscal 1999.

     The Audit Committee, comprised of Directors Angelilli (Chairman), Lohrfink, Martin, Sarubbi and Walker, meets quarterly with the Association's internal auditor to oversee and monitor the Association's internal auditing function. This committee also meets periodically with the Association's external auditors. The Audit Committee met four times during fiscal 1999.

     The Loan Committee generally meets monthly to review the Association's lending activities. The committee also reviews and formulates lending policies for recommendation to the Board. The members of this committee are Directors Martin (Chairman), Angelilli, Komosinski and Walker. The Loan Committee met 12 times during fiscal 1999.

     The Investment Committee, comprised of Directors Walker (Chairman), Bachop, Komosinski and Martin, reviews, formulates and establishes investment policies, sets appropriate goals and limitations, and makes recommendations to the Board with respect to investments. The Investment Committee met twice during fiscal 1999.

     The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding all benefits, personnel policies and compensation matters. The current members of the Compensation Committee are Directors Bachop (Chairman), Komosinski, Lohrfink and Sarubbi. This committee met six times during fiscal 1999.

Director Compensation

     Board of Directors of the Company. For fiscal 1999, each director, other than the Chairman and the Vice Chairman of the Board, received a fee of $750 per meeting of the Company's Board attended as compensation for service on the Company's Board of Directors. The Chairman and the Vice Chairman received $800 and $775, respectively, for Company Board meetings attended. All directors also receive an annual retainer, paid quarterly, for serving on the Company's Board. This retainer was increased from $6,000 per year to $7,000 per year effective April 1, 1999. In addition, during fiscal 1999, each non-employee director received $275 for each Company Board committee meeting attended and each committee chairman received $300 per Company Board committee meeting attended.

     Board of Directors of the Association. For fiscal 1999, each director, other than the Chairman and the Vice Chairman of the Board, received a fee of $500 per meeting of the Association's Board attended as compensation for service on the Association's Board. The Chairman and Vice Chairman received $600 and $550, respectively, for Association Board meetings attended. Each non-employee director received an additional $200 for each Association Board committee meeting attended and each committee chairman received $225 per Association Board committee meeting attended.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not anticipate paying any compensation to its officers until it becomes actively involved in the operation or acquisition of businesses other than the Association.

     The following table sets forth information concerning compensation paid by the Association to the Named Officers.


                                                  SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------
                                                                                     Long-Term Compensation
                                                                                   -------------------------
                             Annual Compensation                                             Awards
---------------------------------------------------------------------------------------------------------------------
                                                                        Other      Restricted    Securities     All Other
                                                                        Annual        Stock      Underlying      Compen-
                                                  Salary    Bonus      Compen-      Award(s)      Options/       sation
      Name and Principal Position        Year      ($)       ($)    sation ($)(1)      ($)        SARs(#)
($)
----------------------------------------------------------------------------------------------------------------------
---
Richard F. Komosinski, President and     1999   $164,616   $31,093       ---            ---            ---
$ 94,793(5)
Chief Executive Officer                  1998    148,439    32,820       ---            ---            ---
102,127
                                         1997    143,454    16,360       ---       $459,728(2)      85,698     101,664
----------------------------------------------------------------------------------------------------------------------
-----
Joseph L. Macchia, Vice President and    1999   $ 92,847   $24,181       ---            ---            ---
$ 35,393(6)
Secretary                                1998     85,762    24,350       ---            ---            ---      40,658
                                         1997     81,754    10,000       ---       $147,110(2)      28,566      42,671
----------------------------------------------------------------------------------------------------------------------
-----
Joseph D. Roberto, Vice President,       1999   $ 90,962   $24,181       ---            ---            ---    $
34,981(7)
Treasurer and Chief Financial Officer    1998     78,428    24,350       ---            ---            ---
38,736
                                         1997     73,577     9,760       ---       $147,110(2)      28,566      38,770
----------------------------------------------------------------------------------------------------------------------
-----
Philip A. Guarnieri, Vice President      1999   $ 91,301   $24,181       ---        $70,625(3)
10,563(4) $ 30,676(8)
                                         1998     83,340    24,350       ---            ---          3,000      32,836
                                         1997     78,337     4,120       ---         69,375(3)      15,003         373
=====================================================================
==================================================
----------------

     (1) Pursuant to SEC rules, the table above excludes perquisites and other personal benefits which do not exceed the lesser of $50,000 or 10% of salary and bonus.
     (2) Pursuant to the Yonkers Financial Corporation 1996 Management Recognition Plan (the "MRP"), on October 30, 1996, Messrs. Komosinski, Macchia, and Roberto were awarded 35,707, 11,426, and 11,426 restricted shares of common stock, respectively. The values of these awards provided in the table above were determined by multiplying the number of shares awarded by the closing price per share of the common stock on the award date. The vesting schedule of these awards is 20% annually beginning October 30, 1997. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the common stock. Based on the $17.625 closing price per share of the common stock on the Nasdaq Stock Market on September 30, 1999, the values as of that date of the unvested shares awarded under the MRP held by Messrs. Komosinski, Macchia and Roberto were $377,580, $120,819 and $120,819, respectively.
     (3) Pursuant to the MRP, on February 18, 1997,Mr.Guarnieri was awarded 5,000 restricted shares of common stock. The vesting schedule of this award is 20% annually beginning February 18, 1998. On November 17, 1998, Mr. Guarnieri was awarded an additional 5,000 restricted shares of common stock. The vesting schedule of this award is 20% annually beginning November 17, 1999. The values of these awards listed in the table above were determined by multiplying the number of shares awarded by the closing price per share of the common stock on the award date. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the common stock. Based on the $17.625 closing price per share of the common stock on the Nasdaq Stock Market on September 30, 1999, the value as of that date of the unvested shares awarded under the MRP held by Mr. Guarnieri was $141,000.
     (4) For additional information regarding this award, see the table below captioned "Option Grants in Last Fiscal Year."
     (5) Represents director fees of $16,250, the value of the allocation for fiscal 1999 to Mr. Komosinski's ESOP account ($37,003), an accrual of $41,000 by the Association under the Supplemental Executive Retirement Agreement with Mr. Komosinski and life insurance premiums paid by the Association of $540. The value of the ESOP allocation was determined by multiplying the number of shares allocated for the fiscal year by the closing price per share of the common stock on the last trading day of the fiscal year.

                                        8

(6) Represents the value of the allocation for fiscal 1999 to Mr. Macchia's ESOP account($34,880), and life insurance premiums paid by the Association of $513. See footnote 5 for an explanation of the calculation of the ESOP allocation value.

(7) Represents the value of the allocation to Mr. Roberto's ESOP account for fiscal 1999($34,468), and life insurance premiums paid by the Association of $513. See footnote 5 for an explanation of the calculation of the ESOP allocation value.

(8) Represents the value of the allocation to Mr. Guarnieri's ESOP account for fiscal ($30,163), and life insurance premiums paid by the Association of $513. See footnote 5 for an explanation of the calculation of the ESOP allocation value.

     The following table provides information regarding stock options granted during fiscal 1999. No stock appreciation rights were granted during fiscal 1999.

                                               OPTION GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
---------
                                                                                                        Potential Realizable
                                                                                                          Value at Assumed
                                                                                                           Annual Rates of
                                                                                                                Stock
                                                                                                         Price Appreciation
                                         Individual Grants                                                 for Option Term
----------------------------------------------------------------------------------------------------------------------
--------
                                             % of Total
                                              Options
                           Options           Granted to
                           Granted           Employees        Exercise or Base Price   Expiration

            Name             (#)           In Fiscal Year             ($/Sh)              Date            5%           10%
----------------------------------------------------------------------------------------------------------------------
---------
Philip A. Guarnieri       10,563(1)             84.08%                $14.125          11/17/2008     $93,905
  $237,879
=====================================================================
=========================================================

(1) The vesting schedule of the option is 20% annually beginning November 17, 1999.

     The following table provides information as to the value of stock options held by the Named Officers.


                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                        AND OPTION VALUES AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
                                                         Number of Securities       Value of Unexercised
                                                        Underlying Unexercised      In-the-Money Options
                                                         Options at FY-End (#)          FY-End($)(1)
                                                     ---------------------------------------------------------
                             Shares
                            Acquired
                               on         Value
                            Exercise     Realized
           Name                (#)         ($)       Exercisable   Unexercisable  Exercisable   Unexercisable
--------------------------------------------------------------------------------------------------------------
Richard F. Komosinski          ---         $---         34,280          51,418     $162,830        $244,236
Joseph D. Roberto              ---         $---         11,426          17,140      $54,274         $81,415
Joseph L. Macchia              ---         $---         11,426          17,140      $54,274         $81,415
Philip A. Guarnieri            ---         $---          6,602          21,964      $28,510         $79,726
=====================================================================
=========================================

(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the options based upon the closing price of $17.625 per share of the common stock as reported on the Nasdaq National Market on September 30, 1999. The exercise price of each option held by Messrs. Komosinski, Roberto and Macchia is $12.875. Of Mr. Guarnieri's exercisable options, 6,002 have an exercise price of $12.875 and 600 have an exercise price of $21.625. Of Mr. Guarnieri's unexercisable options, 9,001 have an exercise price of $12.875, 2,400 have an exercise price of $21.625 and 10,563 have an exercise price of $14.125.

                                        9

Employment Agreement

     On June 30, 1998, the Company entered into a three year employment agreement with Mr. Komosinski. The agreement provides for an annual base salary in an amount not less than Mr. Komosinski's salary as of the date of the agreement. The term of the agreement is automatically extended daily by one day so that the term is always three years, unless the Company has given Mr. Komosinski 90 days' advance notice that the term is not to be extended. The agreement provides for termination upon Mr. Komosinski's death, for cause or in the case of certain other events specified in the agreement.

     If Mr. Komosinski's employment is "involuntarily terminated" by the Company other than in connection with or within 36 months after a change in control of the Company or the Association, he will be entitled to receive (i) payment of his base salary during the remaining term of the agreement in the same manner and at the same times received by him while employed and (ii) for the remaining term of the agreement, substantially the same health insurance benefits as he receives as of the date of termination. The term "involuntary termination" means termination by the Company or the Association other than for cause or due to the retirement, death or disability of Mr. Komosinski, and includes a material reduction of Mr. Komosinski's current duties, benefits and responsibilities.

     If Mr. Komosinski's employment is involuntarily terminated in connection with or within 36 months after a change in control of the Company or the Association, he will be entitled to receive (i) a lump sum cash payment equal to 299% of his "base amount" of compensation and (ii) for the remaining term of the agreement substantially the same health insurance benefits as he receives as of the date of termination. The lump sum payment is subject to reduction to ensure that all amounts payable by the Company and the Association to him in connection with a change in control are deductible by the Company or the Association for federal income tax purposes.

     Based on his salary at September 30, 1999, if Mr. Komosinski had been terminated as of that date in connection with a change in control and under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $638,645.

Change in Control Severance Agreements

     On June 30, 1998, the Company entered into change in control severance agreements with each of Messrs. Macchia, Roberto and Guarnieri. Each agreement has a three year term, with provision for automatic extension in the same manner provided under Mr. Komosinski's employment agreement, described above. Each agreement provides that if the officer's employment is involuntarily terminated in connection with or within 36 months after a change in control of the Company or the Association, he will be entitled to receive (i) a lump sum cash payment equal to 299% of his "base amount" of compensation and (ii) for the remaining term of the agreement substantially the same health insurance benefits as he receives as of the date of termination. The lump sum payment is subject to reduction to ensure that all amounts payable by the Company and the Association to the officer in connection with a change in control are deductible by the Company or the Association for federal income tax purposes.

     Based upon their salaries at September 30, 1999, if Messrs. Macchia, Roberto and Guarnieri had been terminated in connection with a change of control and under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of approximately $340,562, $317,119 and $338,264, respectively.

Defined Benefit Pension Plan

     The Association sponsors a defined benefit pension plan for its employees. Full-time salaried employees are eligible to participate in the pension plan following the completion of one year of service (1,000 hours worked during a continuous 12-month period) and attainment of 21 years of age. A participant must complete five years of service before he or she will vest in any portion of his or her retirement benefits, after which point the participant is 100% vested. The pension plan is funded solely through contributions made by the Association. The Association contributed $5,488 to the pension plan during the 1999 plan year.

     The following table sets forth, as of September 30, 1999, estimated annual pension benefits for individuals at age 65 payable in the form of a life annuity under the most advantageous plan provisions for various levels of compensation and years of service. The "average annual compensation" represents the average of the participant's basic annual compensation during the five consecutive calendar years of service which yield the highest average compensation. A participant's "basic annual compensation" for a particular year is determined by multiplying 120% by his or her taxable income for that year and deferred amounts not included in taxable income for that year. The benefits set forth in this table are based upon the assumption that the retirement plan continues in its present form, are in addition to those which may be received as social security benefits, and do not reflect benefits payable under the ESOP. Benefits payable under the pension plan are subject to an offset for the participant's anticipated social security benefits. At September 30, 1999, the estimated years of credited service of Mr. Komosinski, Mr. Macchia, Mr. Roberto and Mr. Guarnieri were 36 years, 27 years, 25 years and 2 years, respectively.


                                                    PENSION PLAN TABLE
-------------------------------------------------------------------------------------------------------------
      Average
       Annual        15 Years       20 Years        25 Years        30 Years        35 Years        40 Years
    Compensation      Service       Service         Service         Service          Service        Service
-------------------------------------------------------------------------------------------------------------
      $100,000       $23,663       $31,856         $40,049         $48,242          $56,436        $63,758
       125,000        30,166        40,601          51,036          61,471           71,907         81,055
       150,000        36,668        49,345          62,023          74,700           87,378         98,352
       175,000        36,892        49,570          62,247          74,925           87,602         98,576
       200,000        36,892        49,570          62,247          74,925           87,602         98,576
       225,000        36,892        49,570          62,247          74,925           87,602         98,576
       250,000        36,892        49,570          62,247          74,925           87,602         98,576
       275,000        36,892        49,570          62,247          74,925           87,602         98,576
       300,000        36,892        49,570          62,247          74,925           87,602         98,576
       350,000        36,892        49,570          62,247          74,925           87,602         98,576
=====================================================================
========================================


     Generally, an employee who has attained age 55 has the right to elect to immediately begin receiving adjusted retirement benefits less than those indicated in the table upon any separation from service with the Association.

Supplemental Executive Retirement Agreement

     The Association has entered into a non-qualified Supplemental Executive Retirement Agreement ("SERA") with President Komosinski which provides him with a supplemental retirement benefit equal to what would have been provided to him under the pension plan but for certain limitations contained in the Internal Revenue Code. This supplemental benefit will be payable upon Mr. Komosinski's retirement in the form of a lump sum distribution. The SERA is presently unfunded and all obligations arising under the SERA are payable from the general assets of the Association. For fiscal 1999, the Company incurred an expense of $41,000 relating to the SERA.

ESOP Equalization Executive Retirement Plan

     The Company has adopted an ESOP Equalization Executive Retirement Plan (the "Equalization Plan") which provides each participant with an additional benefit equal to what would have been provided to the participant under the Association's 401(k) Savings Plan and the ESOP but for certain limitations contained in the Internal Revenue Code. Mr. Komosinski is currently the only participant in the Equalization Plan. The additional benefit will be payable after

Mr. Komosinski retires in the form of either, at Mr. Komosinski's election, a lump sum distribution or up to ten equal annual installments.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

     The Company's Compensation Committee has responsibility for reviewing the compensation policies and plans of the Association and its affiliates. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Association and to build stockholder value through appreciation in the Company's common stock price.

     One of the Committee's primary objectives is to develop and maintain compensation plans which allow the Association to attract and retain quality executives at competitive compensation levels and to motivate executives to perform to the full extent of their abilities. In developing and maintaining these plans, the Committee also seeks to enhance stockholder value by aligning closely the financial interests of the Company's executives with those of its stockholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies are used to compare the compensation levels of Company personnel to those of personnel at other local financial institutions.

     With respect to Mr. Komosinski's base salary in the fiscal year ended September 30, 1999, the Committee took into account a comparison of salaries of chief executive officers of other regional financial institutions. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys. Mr. Komosinski's base salary for fiscal year 1999 was increased from the level set by the Committee for fiscal year 1998 because it was the judgment of the Committee that Mr. Komosinski's base salary was low when compared to the salaries of chief executive officers of other regional financial institutions and because of Mr. Komosinski's individual performance and the Company's overall performance during fiscal 1998. In fiscal 1999, the Committee also determined, based on the Association's capital ratios as well as continued progress in executing the Association's business plan, the implementation of cost control measures and recognition of the improvement in performance by the Association, to award Mr. Komosinski a cash bonus of $31,093.

     The Association and the Company include stock option and restricted stock awards as elements of the overall compensation package. Equity-based compensation provides a long-term alignment of interests and results achieved for stockholders with the compensation provided to executive officers by providing those executives and others on whom the continued success of the Company most depends with a proprietary interest in the Company. In 1996, a Stock Option and Incentive Plan and a Management Recognition Plan were adopted, providing for the grant of several types of equity-based awards, including stock option and restricted stock awards. These plans were ratified by the Company's stockholders on October 30, 1996 and amendments to these plans were approved by the Company's stockholders on January 27, 1999.

     In fiscal 1997, the Association's executive officers were granted restricted stock and stock option awards, each vesting over a five-year schedule beginning one year after the grant date. Mr. Guarnieri was granted additional stock options in fiscal 1998 and 1999, and additional shares of restricted stock in fiscal 1999, all of which also have five-year vesting schedules beginning one year after the grant date. See the tables captioned "Summary Compensation Table" and "Option Grants in Last Fiscal Year." During fiscal 1999, 7,142 shares of restricted stock and options to purchase 17,140 shares of common stock vested for Mr. Komosinski.

     Through the compensation programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Committee will continue to review all elements of compensation to ensure that the compensation objectives and plans meet the Company's business objectives and philosophy of linking executive compensation to stockholder interests of corporate performance as discussed above.

     In 1993, Congress amended the Internal Revenue Code to add Section 162(m) to limit the corporate deduction for compensation paid to a corporation's five most highly compensated officers to $1.0 million per executive per year, with certain exemptions. The Committee carefully reviewed the impact of this legislation on the cost of the Company's and the Association's current executive compensation plans. Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's or Association's expenses for employee remuneration will be non-deductible by reason of compensation awards granted. The Committee intends to review the Company's and Association's executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, with a view toward avoiding or minimizing any disallowance of tax deductions under Section 162(m).

     The foregoing report is furnished by the Compensation Committee of the Board of Directors:

    William G. Bachop       Charles D. Lohrfink       P. Anthony Sarubbi

Stockholder Return Performance Presentation

     The following graph compares the cumulative total stockholder return on the Company's common stock to the Nasdaq U.S. Stock Index (which includes all Nasdaq traded stocks of U.S. companies) and a savings and loan industry index for the period from April 18, 1996, the date the Company's Common Stock commenced trading on the Nasdaq National Market, through September 30, 1999. The graph assumes that $100 was invested on April 18, 1996 and that all dividends were reinvested. On September 30, 1999, the closing sale price for the Company's common stock on the Nasdaq National Market was $17.625 per share.

                                  [GRAPH HERE]

















                                               4/18/96       9/30/96        9/30/97        9/30/98          9/30/99
                                               -------       -------        -------        -------          -------

Yonkers Financial Corporation.............     $100.00       $130.12        $207.80        $161.82
$190.84
Savings and Loan Index....................      100.00        111.77         189.66         167.35          160.95
Nasdaq Market Index.......................      100.00        102.34         139.11         144.56          233.87


Transactions with Management and Indebtedness of Management

     The Association has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. Federal law currently requires that all loans to directors and executive officers not made pursuant to a benefit or compensation program that is widely available on a non-discriminatory basis to institution employees, be made on terms and conditions comparable to those for similar transactions with non-affiliates. Other than the loan listed in the table following the next paragraph, all loans to directors and executive officers of the Company and the Association as to which the aggregate indebtedness of the borrower to the Association exceeded $60,000 at any time since October 1, 1998 were made by the Association in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors must be approved by a majority of the disinterested directors of the Association.

A loan to an executive officer must be approved by a majority of the Association's Board of Directors. As of September 30, 1999, all of the outstanding loans to directors and executive officers of the Company and the Association were performing in accordance with their repayment terms.

     Set forth below is certain information regarding a loan made by the Association (prior to changes in federal law) to an executive officer at a preferential interest rate pursuant to the Association's loan policy at the time the loan was made. The loan was made in the ordinary course of business and did not involve more than the normal risk of collectibility. This loan is a first mortgage loan secured by the borrower's primary residence.


                                                                                        Largest
                                                                                        Amount
                                                                                      Outstanding
                                          Date of        Type of        Original         Since       Balance at
             Name and Position             Loan            Loan          Amount         10/1/98       09/30/99

---------------------------------------------------------------------------------------------------------------

Joseph L. Macchia, Vice President and      10/85        Residence        $90,000        $69,729
$67,227
 Secretary


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, during the fiscal year ended September 30, 1999, all Section 16(a) filing requirements applicable to its executive officers and directors were met.

     PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed KPMG LLP, independent accountants, to be the Company's auditors for the fiscal year ending September 30, 2000. Representatives of KPMG LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE
"FOR"  THE
RATIFICATION  OF THE  APPOINTMENT  OF  KPMG  LLP AS  THE  COMPANY'S
INDEPENDENT
AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

                 STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the executive office of the Company, located at 6 Executive Plaza, Yonkers, New York 10701, no later than ___________ ___, _____, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

     To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than November 18, 2000. If, however, the date of the next annual meeting is before January 7, 2001 or after March 28, 2001, proposals must instead be received by the Company by the later of the 70th day before the date of the next annual meeting or the tenth day following the day on which public disclosure (by press release, in a publicly available filing with the SEC, through a notice mailed to stockholders, or otherwise) of the date of the next annual meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the election of directors and the ratification of the appointment of auditors. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. While no precise estimate of this cost can be made at the present time, the Company currently estimates that it will spend up to approximately $40,000 for its solicitation of proxies, including expenditures for attorneys, solicitors, printing, and other expenses, but excluding the salaries and wages of regular employees and officers. The solicitation expenses incurred by the Company to date are approximately $2,500. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. The Company has retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies for a fee estimated to be up to approximately $20,000, plus expenses. Approximately 15 persons will be utilized by Regan & Associates, Inc. in the solicitation. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telephone or other means without additional compensation.

                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 William G. Bachop
                                 Chairman of the Board
Yonkers, New York
-------- --, ----

                                    APPENDIX

         The following table sets forth the names, principal occupations, business addresses and the number of shares of the common stock of Yonkers Financial Corporation (the "Company") beneficially owned by the directors of the Company and The Yonkers Savings and Loan Association, FA (the "Association") and such other officers and employees, and associates of such directors, officers and employees, as may be deemed participants in this proxy solicitation under the federal securities laws (together the "Participants").



Name, Occupation and Address                        Shares Owned(1)
Donald R. Angelilli                                    24,142
Real Estate Agent
Weichert Realtors
1322 Hooper Ave.
Toms River, NJ 08753

William G. Bachop                                      27,142
Retired
238 Anawanda Lake Road
Roscoe, NY 12776

Philip A. Guarnieri                                    25,489
Vice President
Yonkers Financial Corporation
6 Executive Plaza
Yonkers, NY 10701

Richard F. Komosinski                                  98,601
President and Chief Executive Officer
Yonkers Financial Corporation
6 Executive Plaza
Yonkers, NY 10701

Charles D. Lohrfink                                    27,840
Retired
654 Valley Avenue
Yonkers, NY 10703

Joseph L. Macchia                                      34,395
Vice President and Secretary
Yonkers Financial Corporation
6 Executive Plaza
Yonkers, NY 10701

Michael Martin                                         13,427
Vice President and Secretary
Herbert G. Martin, Inc.
60 Runyon Avenue
Yonkers, NY 10710

                                      A-1

Joseph D. Roberto                                      33,121
Vice President, Treasurer and Chief Financial Officer
Yonkers Financial Corporation
6 Executive Plaza
Yonkers, NY 10701

P. Anthony Sarubbi                                     33,142
President
P.A. Sarubbi Inc.
100 Stevens Avenue
Mt. Vernon, NY 10550

Eben Walker                                            23,245
President
Graphite Metallizing Corp.
1050 Nepperhan Avenue
Yonkers, NY 10702

----------------

(1) For detailed information regarding each Participant's beneficial ownership of common stock, including the number of shares listed above which represent shares currently purchasable upon the exercise of stock options, see the tables in the Proxy Statement listing beneficial ownership under the captions "Voting Securities and Certain Holders Thereof " and "Proposal I Election of Directors."


         None of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years. No Participant owns any shares of common stock of record but not beneficially. No Participant owns any securities of any subsidiary of the Company.

         During the past two years, none of the Participants has borrowed or otherwise obtained funds for the purpose of acquiring or holding any securities of the Company.

         None of the Participants has any substantial direct or indirect interest in any matters to be acted upon at the Meeting, other that the directors who have been re-nominated for election to the Board.

         During the past two years, the Participants listed above effected the following purchases and sales of the Company's common stock: (i) Mr. Roberto sold 1,000 shares on May 21, 1999; (ii) Mr. Bachop disposed of 1,000 shares by gift on December 23, 1998; (iii) Mr. Guarnieri purchased 1,000 shares on July 30, 1998; (iv) Mr. Komosinski disposed of 4,405 shares by gift on January 28, 1998; and (v) Mr. Bachop disposed of 1,000 shares by gift on December 23, 1997. In addition, Messrs. Komosinski, Guarnieri, Macchia and Roberto have during the past two years acquired beneficial ownership of shares of common stock through their participation in the Company's Employee Stock Ownership Plan (the "ESOP") and the Association's 401(k) Savings Plan (the "401(k) Plan"). Share allocations under the ESOP to Messrs. Komosinski, Guarnieri, Macchia and Roberto for the plan years ended September 30, 1998 and September 30, 1999 were 2,692 and 2,099, 2,123 and 1,711, 2,634 and 1,978, and 2,510 and 1,955, respectively. During the past two years, pursuant to elections under the 401(k) Plan to invest their plan contributions in common stock, Messrs. Komosinski, Guarnieri, Macchia and Roberto acquired beneficial ownership of 164, 338, 75 and 345 shares of common stock, respectively.

         Each of the Participants listed above has been granted options to purchase common stock under the Yonkers Financial Corporation 1996 Stock Option and Incentive Plan, as follows: Messrs. Martin, Bachop, Angelilli, Walker, Sarubbi and Lohrfink - each granted on October 30, 1996 a ten-year option to purchase 17,853 shares of common stock at an exercise price of $12.875 per share, vesting 20% annually beginning October 30, 1997; Mr. Komosinski - granted on October 30, 1996 a ten-year option to purchase 85,698 shares of common stock at an exercise price of $12.875 per share, vesting 20% annually beginning October 30, 1997; Messrs. Macchia and Roberto - each granted on October 30, 1996 a ten-year option to purchase 28,566 shares of common stock at an exercise price of $12.875 per share, vesting 20% annually beginning October 30, 1997; and Mr. Guarnieri - granted on October 30, 1996 a ten-year option to purchase 15,003 shares of common stock at an exercise price of $12.875 per share, vesting 20% annually beginning October 30, 1997; also granted on October 21, 1997 a ten-year option to purchase 3,000 shares of common stock at an exercise price of $21.625 per share, vesting 20% annually beginning October 21, 1998; and also granted on November 17, 1998 a ten-year option to purchase 10,563 shares of common stock at an exercise price of $14.125 per share, vesting 20% annually beginning November 17, 1999.

         Each of the Participants listed above has been awarded shares of restricted stock under the Yonkers Financial Corporation 1996 Management Recognition Plan, as follows: Messrs. Bachop, Angelilli, Sarubbi and Lohrfink - each awarded on October 30, 1996, 5,713 restricted shares of common stock, vesting 20% annually beginning October 30, 1997; Messrs. Martin and Walker - each awarded on October 30, 1996, 2,856 restricted shares of common stock, vesting 20% annually beginning October 30, 1997; Mr. Komosinski - awarded on October 30, 1996, 35,707 restricted shares of common stock, vesting 20% annually beginning October 30, 1997; Messrs. Macchia and Roberto - each awarded on October 30, 1996, 11,426 restricted shares of common stock, vesting 20% annually beginning October 30, 1997; and Mr. Guarnieri - awarded on February 18, 1997, 5,000 restricted shares of common stock, vesting 20% annually beginning February 18, 1998; and also awarded on November 17, 1998, 5,000 restricted shares of common stock, vesting 20% annually beginning November 17, 1999.

         Other than the stock option and restricted stock awards discussed above and the participation by Messrs. Komosinski, Guarnieri, Macchia and Roberto in the ESOP and the 401(k) Plan, no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company.

         Except as disclosed in this Proxy Statement, none of the Participants has any arrangement or understanding with respect to any future employment by the Company or its subsidiaries or any future transactions to which the Company or any of its subsidiaries will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since October 1, 1998 Or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party and in which the amount involved exceeds $60,000.

                                                           REVOCABLE PROXY
                                                    YONKERS FINANCIAL CORPORATION
/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

        ANNUAL MEETING OF STOCKHOLDERS With- For All
              With-  For All
              JANUARY 27, 2000 For hold Except                                                                   For
hold   Except
                                                                   I. The election of the following directors
                                                                      for a three-year term to expire in 2003:   /_/   /_/    /_/

    The  undersigned  hereby appoints the Board of Directors        DONALD R. ANGELILLI
WILLIAM G. BACHOP   EBEN T. WALKER
of Yonkers  Financial  Corporation (the "Company"),  and its
survivor,  with  full  power  of  substitution,  to  act  as        INSTRUCTION: TO VOTE FOR
ALL NOMINEES, MARK THE BOX "FOR." TO
attorneys and proxies for the undersigned to vote all shares        WITHHOLD  AUTHORITY
TO VOTE  FOR ALL  NOMINEES, MARK THE BOX
of common  stock of the  Company  which the  undersigned  is        "WITHHOLD."  TO
WITHHOLD  AUTHORITY  TO VOTE FOR ONE OR MORE
entitled to vote at the Annual Meeting of Stockholders  (the        NOMINEES, BUT NOT ALL
NOMINEES, MARK THE BOX "FOR ALL EXCEPT"
"Meeting"),  to be  held on  January  27,  2000 at a  branch        AND  WRITE  THE  NAME(S)
OF THE NOMINEE(S) FOR WHOM YOU WISH
office of The  Yonkers  Savings  and Loan  Association,  FA,        TO  WITHHOLD  YOUR
VOTE IN THE SPACE PROVIDED BELOW.
located at 2320 Central Park Avenue,  Yonkers,  New York, at
6:00 p.m. New York time, and at any and all  adjournments or
----------------------------------------------------------------
postponements thereof, as follows:


                                                                                                             For   Against   Abstain

                                                                    II. The ratification of the appointment  /_/     /_/       /_/
                                                                        of  KPMG  LLP as  the   independent
                                                                        auditors  of  the  Company for  the
                                                                        fiscal year year ending September 30,
                                                                        2000.


                                                                       In its  discretion,  the Board of Directors, as proxy
for the
                                                                    stockholder,  is authorized to vote on such other
matters as may
                                                                    properly  come  before  the  Meeting  or  any
adjournments  or
                                                                    postponements thereof.

                                                                       THE BOARD OF  DIRECTORS  RECOMMENDS
A VOTE "FOR" EACH OF THE
                                                                    NOMINEES  LISTED  HEREIN  AND  "FOR"  THE
RATIFICATION  OF  THE
                                                                    APPOINTMENT OF KPMG LLP.

                                                                       THIS PROXY WILL BE VOTED AS DIRECTED,
BUT IF NO INSTRUCTIONS
                                                                    ARE  SPECIFIED  , THIS  PROXY  WILL  BE
VOTED  FOR  EACH OF THE
                                                                    NOMINEES   NAMED  HEREIN  AND  FOR  THE
RATIFICATION   OF  THE
                                                                    APPOINTMENT  OF KPMG LLP. IF ANY OTHER
BUSINESS IS PRESENTED AT
                                                                    THE  MEETING,  THIS PROXY WILL BE VOTED
AS DIRECTED BY THE BOARD
                                                                    OF  DIRECTORS IN ITS BEST  JUDGMENT.  AT
THE PRESENT  TIME,  THE
                                                                    BOARD OF DIRECTORS KNOWS OF NO OTHER
BUSINESS TO BE PRESENTED AT
                                                                    THE MEETING.


Please be sure to sign and date         Date
this Proxy in the box below.
                                        -----------------


---------------------------------------------------------


-------Stockholder sign above---------Co-holder (if any) sign above-----


  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE
PROVIDED. ->

                          YONKERS FINANCIAL CORPORATION

--------------------------------------------------------------------------------
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors as attorneys and proxies for the undersigned shall be deemed terminated and of no further force and effect.

      The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated _______ __, ____, and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1999.

      Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL THIS PROXY CARD TODAY

--------------------------------------------------------------------------------